SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 March 12, 2001

                                 MathSoft, Inc.
                                 --------------
                       (now d/b/a Insightful corporation)
             (Exact name of Registrant as specified in its charter)



     Massachusetts                 02-020992                     04-2842217
     -------------                 ---------                     ----------
(State or jurisdiction            (Commission                  (IRS Employer
   of Incorporation)              File number)              Identification No.)


          1700 Westlake Ave N. #500               98109-3044
             Seattle, Washington                  ----------
             -------------------                  (Zip Code)
            (Address of principal
              executive offices)

                                 (206) 283-8802
                                 --------------
              Registrant's telephone number, including area code


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Item 5.  Other Events.
----------------------


     On March 12, 2001, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this current report on Form 8K.

Exhibit No.                 Exhibit
----------                  -------

99.1                     Press release of the Company dated March 12, 2001


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MATHSOFT, INC.

March 12, 2001                     By:  /s/  Dermot P. O'Grady
                                      ------------------------
                                      Dermot P. O'Grady
                                      Chief Financial Officer


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